UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2019
Date of Report (Date of earliest event reported):

LUX AMBER, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-225545	98-1414834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Shaoyaoju Beili 207 Beijing 100029 China
(Address of principal executive offices, including zip code)

702 425-3256
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Common Stock	LUX	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant

The practice of Jimmy P. Lee, CPA P.C. (“JPL CPA”), the Company’s independent registered public accounting firm, entered into a joint venture agreement with JLKZ CPA LLP in a transaction pursuant to which JPL CPA merged its Audit operations into JLKZ CPA LLP and certain of the professional staff of JPL CPA joined JLKZ CPA LLP as employees of JLKZ CPA LLP. Accordingly, effective May 11, 2019, JPL CPA resigned as the Company's independent registered public accounting firm and JLKZ CPA LLP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors on May 11, 2019.

The principal accountant's reports of JPL CPA on the financial statements of the Company as of and for the years ended April 30, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 19, 2018 (Inception) to April 30, 2018, and through May 11, 2019, there were no disagreements with JPL CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to JPL CPA’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the period from January 19, 2018 (Inception) to April 30, 2018, and through May 11, 2019, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the period from January 19, 2018 (Inception) to April 30, 2018, and through May 11, 2019, the Company did not consult with JLKZ CPA LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JPL CPA with a copy of the foregoing disclosure and requested JPL CPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 11, 2019, furnished by Jimmy P. Lee, CPA P.C., is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Jimmy P. Lee, CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lux Amber, Corp.

Dated: May 13, 2019	By: /s/ Yuliia Baranets
Yuliia Baranets, Chief Executive Officer andChief Financial Officer (Principal Executive Officer and Principal Financial Officer)

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